SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: January 7, 2009

XSUNX, INC.
 (Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

65 Enterprise, Aliso Viejo, CA 92656
 (New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Letter to Our Valued Shareholders,

Recently the trading stock symbol for XsunX, Inc. was modified and an “e” was appended so that the trading symbol appears as XSNXE.OB. We have received numerous calls requesting clarification as to why this occurred and what does it mean. Below is a brief explanation.

On November 31, 2008 XsunX, Inc. filed a Form 8-K Report with the United States Securities and Exchange Commission (“SEC”) advising that we had terminated our independent registered public accounting firm and that we would be retaining the new firm of Stark, Winter, Schenkein & Co., LLP (“Stark”) as our new independent registered public accounting firm to audit our financial statements necessary for our 2008 annual report on Form 10-K. A complete copy of this filing can be found at the SEC web site under the following link;

http://idea.sec.gov/Archives/edgar/data/1039466/000114420408061594/0001144204-08-061594-index.idea.htm

As our new independent registered public accounting firm Stark is required to provide an audit opinion covering each fiscal period presented within our annual report. Our annual report contains audited financials for the current period ended September 30, 2008, and the previous fiscal period ended September 30, 2007. For this reason Stark has been conducting an audit of each of these periods. While we had hoped to complete the audit and file our annual report on Form 10-K with the SEC within the allotted time period, the scope of audit work requirements stemming from the passage of Sarbanes Oxley regulations have caused a delay in the filing of our annual report.

Separate from the SEC a regulatory agency named the Financial Industry Regulatory Authority (“FINRA”) regulates the various trading platforms such as the NYSE, NASDQ, and the OTCBB. FINRA also issues public company stock symbols and monitors compliance of quoted companies with SEC report filing requirements. When XsunX became delinquent on December 31, 2008 with the filing of our 2008 Form 10-K annual report FINRA appended our trading symbol with an “e” to alert the market of our delayed filing. Under FINRA rules we have a 30 day grace period in which to complete our filing and become current again.

The XsunX staff and Stark are working diligently to complete the necessary audits and intend to file within the 30 day grace period provided under FINRA regulations.

We understand the confusion this may have created. If you have additional questions please contact our Investor Relations desk by email at investors@xsunx.com or by phone at 888-797-4527.

Yours Truly,
Tom M. Djokovich, CEO
XsunX, Inc.

Safe Harbor Statement: Matters discussed in this shareholder letter contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this shareholder news letter, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify such forward-looking statements. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, product, and distributor performance, the impact on the national and local economies resulting from terrorist actions, and U.S. actions subsequently; and other factors detailed in reports filed by the Company.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: January 7, 2009	By:	/s/ Tom Djokovich
Tom Djokovich, CEO/President
Title